Exhibit 10.49

                         AMENDMENT NO. 1 TO CREDIT AGREEMENT


                  AMENDMENT dated as of October 12, 1993 to the Credit Agreement dated as of September 1, 1993 (the "Credit Agreement") among FIRST HEALTHCARE CORPORATION (the "Borrower"), THE HILLHAVEN CORPORATION (the "Guarantor"), the BANKS referred to in the Credit Agreement (the "Banks"), the LC ISSUING BANKS referred to in the Credit Agreement (the "LC Issuing Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), CHEMICAL BANK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent (the "Collateral Agent").


                                 W I T N E S S E T H:


                  WHEREAS, in lieu of selling residential units at retirement housing facilities in Walpole, Massachusetts and Nashua, New Hampshire, the Guarantor or its Subsidiaries have heretofore issued, and wish to continue issuing, bonds to tenants in amounts related to the value of such residential units, which bonds are repayable upon termination of the tenants' respective tenancies; and the parties hereto wish to (i) amend Section 5.11 of the Credit Agreement to permit such bonds to continue to be issued and remain outstanding and (ii) amend Section 2.08 of the Credit Agreement to avoid mandatory prepayments of the Term Loans by reason of the issuance of such bonds; and

                  WHEREAS, the compliance levels required by Sections 5.23 and 5.24 of the Credit Agreement were negotiated on the basis of pro forma figures assuming completion of the transactions consummated on the Closing Date; and the parties hereto desire to provide that calculations of certain amounts referred to in said covenants as of any time prior to the Closing Date will be calculated on the same pro forma basis; and

                  WHEREAS, the initial $230,000,000 Minimum Compliance Level for Consolidated Tangible Net Worth specified in clause (i) of the definition of "Minimum Compliance Level" in Section 5.25 of the Credit Agreement was determined on a pro forma basis reflecting the issuance of the Series D Preferred Stock to be issued on the Closing Date; and the parties hereto wish to amend clause (iii) of said definition of Minimum Compliance Level to exclude such Series D Preferred Stock, so that it will not be reflected in the Minimum Compliance Level twice;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar


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          reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                  SECTION 2.  Amendment of Section 2.08.  Section
          2.08(c)(i)(B) is amended by inserting the words "and paragraph
          (n)" immediately after the words "paragraphs (a) through (l)".

                  SECTION 3. Amendment of Section 5.11. Section 5.11 of the Credit Agreement is amended by deleting the word "and" at the end of paragraph (l), changing the period at the end of paragraph
          (m) to "; and", and adding the following new paragraph (n):

                  (n) Debt evidenced by bonds issued by the Guarantor or any of its Subsidiaries to tenants of residential units at New Pond Village in Walpole, Massachusetts or The Greens at Hanover in Nashua, New Hampshire evidencing the obligation to repay at the end of their tenancies amounts paid by them at the beginning of their tenancies, provided that the aggregate outstanding principal amount of all such bonds (including any such bonds outstanding on the Closing Date and referred to in paragraph (b) above) does not exceed $45,000,000.

                  SECTION 4. Compliance with Sections 5.23 and 5.24. For the purposes of the covenants in Sections 5.23 and 5.24 of the Credit Agreement:

                  (i) if Consolidated Debt for Borrowed Money is to be determined as of any date prior to the Closing Date, it shall be determined on a pro forma basis as if all Debt that the Guarantor and its Subsidiaries repaid on the Closing Date had been repaid on June 1, 1993 and all Debt that the Guarantor and its Subsidiaries incurred on the Closing Date had been incurred on June 1, 1993; and

                  (ii) if Consolidated Tangible Net Worth is to be
             determined as of any date prior to the Closing Date, it shall be determined on a pro forma basis as if the Series D Preferred Stock that the Guarantor issued on the Closing Date had been issued on June 1, 1993.

          The foregoing pro forma adjustments shall not be made for purposes of determining compliance with said covenants at any time on or after the Closing Date.

                  SECTION 5. Amendment of Section 5.25. Section 5.25 of the Credit Agreement is amended by adding, at the end of clause
          (iii) of the definition of "Minimum Compliance Level", the phrase "(excluding Series D Preferred Stock issued on the Closing
          Date)".

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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                  SECTION 7.  Counterparts; Effectiveness.  This Amendment
          may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Required Banks and the Agents (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 FIRST HEALTHCARE CORPORATION



                                 By /s/ Robert K. Schneider
                                   Title:  Vice President
                                             and Treasurer


                                 THE HILLHAVEN CORPORATION



                                 By /s/ Robert K. Schneider
                                   Title:  Vice President
                                             and Treasurer


                                 BANKS

                                 Managing Agents:

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                 By /s/ Diana H. Imhof
                                   Title:  Associate




                                 CHEMICAL BANK



                                 By /s/ Robert L. Parker
                                   Title:  Vice President




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                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION



                                 By /s/ Brad W. DeSpain
                                   Title:  Vice President




                                 THE BANK OF NEW YORK



                                 By /s/ Daniel L. Black
                                   Title:  Senior Vice President
                                             and Manager





                                 THE CHASE MANHATTAN BANK, N.A.



                                 By /s/ Ruth I. Dreessen
                                   Title:  Vice President


                                 CONTINENTAL BANK N.A.



                                 By /s/ David F. McLeese
                                   Title:  Vice President


                                 THE LONG-TERM CREDIT BANK
                                   OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY



                                 By /s/ Hiroshi Norizuki
                                   Title:  Deputy General Manager


                                 NATIONSBANK OF TEXAS, N.A.



                                 By /s/ Pamela F. Randell
                                   Title:  Vice President




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                                 BANKS (cont'd)

                                 PNC BANK, NATIONAL ASSOCIATION



                                 By /s/ J. Gregory Seibly
                                   Title:  Vice President


                                 SEATTLE-FIRST NATIONAL BANK



                                 By /s/ Michael J. Collum
                                   Title:  Vice President




                                 SWISS BANK CORPORATION,
                                   SAN FRANCISCO BRANCH



                                 By /s/ David L. Parrot
                                   Title:  Associate Director
                                             Merchant Banking

                                 By /s/ William B. Walzer
                                   Title:  Associate Director
                                             Accounting




                                 THE TORONTO-DOMINION BANK



                                 By /s/ Bruce E. Gordon
                                   Title:  Director
                                             Health Care Finance



                                 U.S. BANK OF WASHINGTON,
                                   NATIONAL ASSOCIATION



                                 By /s/ Erin M. Keyser
                                   Title:  Vice President






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                                 BANKS (cont'd)

                                 Co-Agents:


                                 BANK OF HAWAII


                                 By /s/ Robert S. Harrison
                                   Title:  Vice President



                                 BANQUE NATIONALE DE PARIS


                                 By /s/ Deborah Y. Gohh
                                   Title:  Vice President



                                 By /s/ Jennifer Cho
                                   Title:  Vice President



                                 BHF-BANK


                                 By /s/ Sheldon J. Kleiman
                                   Title:  Assistant Vice President



                                 By /s/ John P. Judge
                                   Title:  Assistant Treasurer



                                 KREDIETBANK N.V.


                                 By /s/ Robert Snauffer
                                   Title:  Vice President



                                 By /s/ Diane M. Grimmig
                                   Title:  Vice President










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                                 BANKS (cont'd)


                                 Lenders:


                                 DRESDNER BANK AG,
                                   LOS ANGELES AGENCY/
                                   GRAND CAYMAN BRANCH



                                 By /s/ Bryan P. Read
                                   Title:  Assistant Vice President



                                 By /s/ Sidney S. Jordan
                                 Title  Vice President




                                 FIRST INTERSTATE BANK OF
                                   WASHINGTON, N.A.



                                 By /s/ Donald H. Ralston
                                   Title:  Vice President




                                 FLEET BANK OF MASSACHUSETTS



                                 By /s/ Virginia Stolzenthaler
                                   Title:  Vice President




                                 THE FUJI BANK, LIMITED,
                                   LOS ANGELES AGENCY


                                 By /s/ Yasuji Ikawa
                                   Title:  Joint General Manager









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                                 AGENTS

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Agent



                                 By /s/ Diana H. Imhof
                                   Title:  Associate



                                 CHEMICAL BANK,
                                   as Administrative Agent



                                 By /s/ Robert L. Parker
                                   Title:  Vice President



                                 J.P. MORGAN DELAWARE,
                                   as Collateral Agent



                                 By /s/ Robert J. Henchey
                                   Title:  Vice President






























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